UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2011

MEDIANET GROUP TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Town Center Circle, Suite 601
Boca Raton, FL 33486
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 417-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

Dismissal of Auditor

On September 26, 2011, the Audit Committee of the Board of Directors (the “Audit Committee”) of MediaNet Group Technologies, Inc. (“MediaNet,” the “Company,” “we,” “our” and “us”) notified Lake & Associates, CPA’s LLC (“Lake”) that it had been dismissed as the independent registered public accounting firm of the Company.  Effective September 26, 2011, our Audit Committee approved the appointment of Cherry Bekaert & Holland LLP as the Company’s new independent registered public accounting firm.

The reports of Lake on our consolidated financial statements for the fiscal years ended September 30, 2010 and September 30, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended September 30, 2010 and 2009 and through the filing date of this Current Report on Form 8-K, (i) there were no disagreements with Lake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lake, would have caused Lake to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for such years or any subsequent interim period through the date of this Current Report on Form 8-K, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the years ended September 30, 2010 and 2009 and through the filing date of this Current Report on Form 8-K, neither we nor anyone acting on our behalf consulted with Cherry Bekaert & Holland, LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Cherry Bekaert & Holland, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any other matters or reportable events of the nature described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

We provided Lake with a copy of the disclosures in this Form 8-K and requested that Lake furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K.  A copy of the letter, dated September 26, 2011, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01   Financial Statements and Exhibits

Exhibits

Number     Description
16.1	Letter from Lake & Associates, CPA’s LLC to the Securities and Exchange Commission dated, September 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaNet Group Technologies, Inc.
(Registrant)

Date: September 26, 2011
	By:	/s/ Mark L. Mroczkowski
Mark L. Mroczkowski
Chief Financial Officer